                                                                     EXHIBIT 2.3

------------------------------------------------------------------------------
THIS LETTER OF TRANSMITTAL MAY ONLY BE USED TO TENDER AMERICAN DEPOSITARY SHARES. IT CANNOT BE USED TO TENDER SHARES. TO TENDER SHARES, USE THE ACCEPTANCE AND TRANSFER FORM.
------------------------------------------------------------------------------


                             LETTER OF TRANSMITTAL
                   TO TENDER FOR AMERICAN DEPOSITARY SHARES
                                      OF
                                MEMTEC LIMITED
                                      AT
              US$30.00 NET PER AMERICAN DEPOSITARY SHARE IN CASH
                                      BY
                             USFC ACQUISITION INC.
                           A WHOLLY OWNED SUBSIDIARY
                                      OF
                       UNITED STATES FILTER CORPORATION


--------------------------------------------------------------------------------
THE OFFER, WILL EXPIRE AT 1:00 A.M., NEW YORK CITY TIME, ON ., NOVEMBER .,
1997, AND AT 5:00 P.M. SYDNEY TIME, ON . NOVEMBER ., 1997, UNLESS THE OFFER IS EXTENDED. TENDERING HOLDERS OF SECURITIES WILL BE PERMITTED TO WITHDRAW THEIR TENDERED SECURITIES AT ANY TIME PRIOR TO THE EXPIRATION DATE. SEE "WITHDRAWAL RIGHTS" IN SECTION 4 OF THE OFFER TO PURCHASE.
--------------------------------------------------------------------------------

                     The U.S. Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

        By Mail:                     By Facsimile Transmission:    By Hand/Overnight Delivery:
       P.O. Box 84                           (212) 858-2611             One State Street
   Bowling Green Station          Confirm Facsimile by Telephone       New York, NY 10004
  New York, NY 10274-0084                   (212) 858-2103                  Attention:
Attention: Reorganization Dept.                                    Securities Processing Window, SC-1

                            _________________________


   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if American Depositary Receipts ("ADRs") of Memtec Limited (ACN 002 490 208), a corporation incorporated under the laws of the State of New South Wales, Australia (the "Company") evidencing American Depositary Shares ("ADSs") are to be forwarded herewith or if delivery of ADSs is to be made by book-entry transfer to an account maintained by the U.S. Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures for book-entry transfer set forth in "Procedures for Tendering Shares and ADSs--Valid Tender of ADS--Book-Entry Transfer" in Section 2 to the Offer to Purchase.

     ACCEPTANCE OF THE OFFER IN RESPECT OF ORDINARY SHARES OF THE COMPANY ("SHARES") (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ADSS EVIDENCED BY ADRS) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. Acceptance of the Offer in respect of Shares that are not represented by ADSs may only be made by means on an Acceptance and Transfer Form or if you hold uncertificated Shares by, additional copies of which are available in the United States from the Information Agent, or in Australia from the Registry or the Financial Advisors. See Instruction 13 of this Letter of Transmittal.

     Delivery of a Letter of Transmittal, ADRs (or book-entry transfer of interests in such ADSs evidenced by ADRs) and any other required documents to the U.S. Depositary by ADS holders will be deemed without any further action by the U.S. Depositary to constitute an acceptance of the Offer by such holder with respect to such ADSs evidenced by ADRs subject to the terms and conditions set out in the Offer to Purchase dated September ., 1997 (the "Offer to Purchase") and this Letter of Transmittal. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer to Purchase.

     Tendering holders of ADSs may elect to receive payment in Australian dollars. To make an election, a tendering holder must place an "X" in the box entitled "Australian Dollar Payment Election". IF A TENDERING HOLDER OF ADSS DOES NOT MAKE AN ELECTION, SUCH TENDERING HOLDER WILL RECEIVE PAYMENT IN UNITED STATES DOLLARS.

[ ] CHECK BOX IF TENDERED ADSS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE U.S. DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ADSS EVIDENCED BY ADRS BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution: ____________________________


     Check Box of Book-Entry Transfer Facility:

          [ ]  The Depository Trust Company
          [ ]  Midwest Securities Trust Company
          [ ]  Philadelphia Depository Trust Company

     Account Number ____________________________________________

     Transaction Code Number ___________________________________

          If a holder of ADSs wishes to accept the Offer and ADRs evidencing such ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the U.S. Depositary prior to the Expiration Date, such holder's acceptance of the Offer may nevertheless be effected using the guaranteed delivery procedure set out under "Valid Tender of Shares and ADSs--Valid Tender of ADS--Guaranteed Delivery" in Section 2 to the Offer to Purchase. See Instruction 2 of this Letter of Transmittal.

[ ] CHECK BOX ONLY IF TENDERED ADSS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE U.S. DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Owner(s):
                                    ---------------------

     Date of Execution of Notice of
      Guaranteed Delivery:
                          --------------------------------

     Name of Institution that
      Guaranteed Delivery:
                          --------------------------------

     Name of Tendering Institution:
                                   -----------------------

     If delivered by book-entry transfer, check box of book-entry transfer facility:

[ ]  The Depository Trust Company
[ ]  Midwest Securities Trust Company
[ ]  Philadelphia Depositary Trust Company

      Account Number:
                     ---------------------------------
      Transaction Code Number:
                              ------------------------

==================================================================================================
                         DESCRIPTION OF ADSS TENDERED

  Name(s) and Address(es) of Registered
                 Holder(s)
(Please fill in, if blank, exactly as name(s)                     ADS(s) Tendered
          appear(s) on ADR(s))                        (Attach Additional List if Necessary)
 -------------------------------------------------------------------------------------------------
                                                     Tendered     Total Number of      Number of
                                                    ADR Serial    ADSs Evidenced          ADSs
                                                    Number(s)*       by ADR(s)         Tendered**
 -------------------------------------------------------------------------------------------------
                                                    ----------------------------------------------
                                                    ----------------------------------------------
                                                    ----------------------------------------------
                                                    ----------------------------------------------
                                                    ----------------------------------------------
                                                    Total Shares
==================================================================================================

*    Need not be completed for by book-entry transfers.
** Unless otherwise indicated, it will be assumed that all ADSs being delivered to the U.S. Depositary are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

     The undersigned hereby instructs the U.S. Depositary to accept the Offer on behalf of the undersigned with respect to the ADSs evidenced by ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby) specified in the box entitled "Description of ADSs Tendered" subject to the terms and conditions set forth in the Offer to Purchase and this Letter of Transmittal, by informing the Purchaser in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the ADRs evidencing tendered ADSs (or book-entry transfer of such ADSs evidenced by ADRs) and any other required documents to the U.S. Depositary by a holder of ADSs will be deemed (without any further action by the U.S. Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's ADSs, subject to the terms and conditions set out in the Offer to Purchase and this Letter of Transmittal.

     The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer to Purchase, will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the Conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE ADSS THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE SHARES REPRESENTED BY SUCH ADSS MAY NOT BE MADE OR IF SHARES HAVE BEEN TENDERED THEN NO ADSS REPRESENTING SUCH SHARES MAY BE TENDERED INDEPENDENTLY.

     The undersigned hereby delivers to the U.S. Depositary the above-described ADSs evidenced by ADRs for which the Offer is being accepted, in accordance with the terms and conditions of the Offer to Purchase and this Letter of Transmittal, receipt of which is hereby acknowledged.

     Upon the terms of the Offer (including, if the Offer is extended, varied or amended, the terms or conditions of any such extension, variation of amendment), and effective at the time that the contract resulting from the acceptance of the Offer becomes free from its conditions or such conditions are satisfied or waived will, and if the undersigned has not validly withdrawn the tender of such holder's ADSs, the undersigned hereby sells, assigns and transfer to, or upon the order of the Purchaser all right, title and interest in and to all ADSs evidenced by ADRs with respect to which the Offer is being accepted (and any and all ADSs or other securities or rights issuable in respect of such ADS) and irrevocably constitutes and appoints the U.S. Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to ADSs (and any such other ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and any such other ADSs, securities or rights) or accept transfer of ownership of such ADSs (and any such other ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (B) present such ADRs for such ADSs (and any such other ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other ADSs, securities or rights), all in accordance with the terms of the Offer.

     By tendering ADSs, the undersigned hereby irrevocably appoints the Purchaser and each of its directors, secretaries and officers from time to time jointly and each of them severally as such holder's true and lawful attorney-in-fact and proxy, with effect from the date on which such holder's tendered ADSs are accepted for payment with power to do all things which such holder could lawfully do in relation to the Shares represented by such holder's ADSs or in exercise of any right derived from the holding of the Shares represented by such holder's ADSs, including (without limiting the generality of the foregoing), (i) attending and voting at any meeting of the Company, (ii) demanding a poll for any vote to be taken at any meeting of the Company, (iii) proposing or seconding any resolution to be considered at any meeting of the Company, (iv) requisitioning the convening of any meeting of the Company and convening a meeting pursuant to any such requisition; (v) notifying the Company that such holder's address in the records of the Company for all purposes including the despatch of notices of meeting, annual reports and dividends, should be altered to an address nominated by the Purchaser; (vi) receiving from the Company, or any other party, and retaining any Share certificates which were held by the Company, or any other party; (vii) executing all forms, notices, instruments (including any instrument appointing a director of the Purchaser as a proxy) in respect of any or all of the Shares represented by such holder's ADSs and resolutions relating to the Shares represented by such holder's ADSs and generally to exercise all powers and rights which a person may have as a shareholder and performing such action as may be appropriate in order to vest good title in the Shares represented by such holder's ADSs in the Purchaser; (viii) doing all things incidental and ancillary to any of the foregoing, and to have agreed that in exercising the powers conferred by that power of attorney, the attorney may act in the interest of the Purchaser as the intended registered holder and beneficial holder of such holder's Shares represented by such holder's ADSs. Such appointment, being given for valuable consideration to secure the interest acquired in the Shares represented by such holder's ADSs, when effective, will revoke all prior proxies given by such holder with respect to the Shares represented by such holder's ADSs without further action and the undersigned hereby covenants that no subsequent proxies will be given by such holder with respect to the Shares represented by such holder's ADSs. Such appointment is irrevocable, and terminates upon registration of a transfer to the Purchaser of the Shares represented by such holder's ADSs. The Purchaser reserves the right to require that, in order for ADSs to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment for such ADSs, the Purchaser must be able to exercise full voting rights with respect to the Shares represented by such holder's ADSs.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the ADS evidenced by the ADRs (and the Shares represented by the ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other ADSs, securities or rights issued or issuable in respect of such
ADSs) and, when the same are purchased by the Purchaser, the Purchaser will acquire good title thereto, free from all liens, equitable interests, charges, encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends, distributions or other rights declared, made, paid or issued on or after September 17, 1997 with respect to the Shares represented by the ADSs (other than the cash dividend of not more than $0.10 per Share payable to holders of record on November 7, 1997). The undersigned will, upon request, execute any additional documents deemed by the U.S. Depositary or the Purchaser to be necessary or desirable to complete the sale assignment and transfer of the ADSs evidenced by ADRs in respect of which the Offer is being accepted (and any and all such other ADSs, securities or rights).

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned except as stated in the Offer to Purchase, this acceptance is irrevocable.

     Unless otherwise indicated herein under "Special Payment Instructions", the undersigned hereby instructs the U.S. Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of ADSs Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", the undersigned hereby instructs the U.S. Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any ADRs evidencing ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of ADSs Tendered". In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the U.S. Depositary to (i) issue and/or mail, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any ADRs evidencing ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of ADSs evidenced by ADRs, the undersigned hereby instructs the U.S. Depositary to credit the account maintained at the Book-Entry Transfer Facility indicated above with any ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the U.S. Depositary will not transfer any ADSs which are not purchased pursuant to the Offer from the name of registered holder thereof to any other person.

     The undersigned may elect to receive payment for tendered ADSs in Australian dollars. If the box headed "Australian Dollar Payment Election" is checked, the undersigned hereby instructs the U.S. Depositary to convert all amounts payable pursuant to the Offer from US dollars to Australian dollars at the exchange rate obtainable by the U.S. Depositary on the spot market in New York at approximately noon (New York time) on the date the cash consideration is made available by the Purchaser to the U.S. Depositary for delivery to the relevant holder of ADSs and to pay such amounts by check payable in Australian dollars. The actual amount of Australian dollars received will depend upon the exchange rate prevailing on the day funds are made available to the US Depositary by the Purchaser. If no election is made, all amounts payable under the Offer to the undersigned will be paid in US dollars. ADS holders should also be aware that the US dollar/Australian dollar exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the U.S. Depositary by the Purchaser. In all cases, fluctuations in the U.S. dollar/Australian dollar exchange rate are at the risk of accepting ADS holders who elect to receive their consideration in Australian dollars. Such currency exchange will be effected by the U.S. Depositary on behalf of the requesting ADS holder and the Purchaser shall have no responsibility or obligation with respect thereto.

     SUBJECT TO THE TERMS OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL ADRs EVIDENCING THE ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE U.S. DEPOSITARY AS PROVIDED IN THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF ANY OF THE ADRS EVIDENCING ADSS THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

     Number of ADSs represented by the lost, stolen or destroyed ADRs:

                          SPECIAL PAYMENT INSTRUCTIONS
        (SEE INSTRUCTIONS 1, 5, 6, AND 7 OF THIS LETTER OF TRANSMITTAL)

  To be completed ONLY if ADRs evidencing ADSs not tendered or not purchased and/or the check for the purchase price of ADRs evidencing ADSs purchased are to be issued in the name of someone other than the undersigned, or if ADRs evidencing ADSs delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

Issue check and/or ADR certificate to:

Name
    -----------------------------------------------
                   (PLEASE PRINT)

Address
       --------------------------------------------

---------------------------------------------------
                    (ZIP CODE)

---------------------------------------------------
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)


                         SPECIAL DELIVERY INSTRUCTIONS
            (SEE INSTRUCTIONS 1 AND 7 OF THIS LETTER OF TRANSMITTAL)

     To be completed ONLY if ADRs evidencing ADSs not tendered or not purchased and/or the check for the purchase price of ADRs evidencing ADSs purchased are to be sent to someone other than the undersigned,or to the undersigned at an address other than that shown above.

Mail check and/or certificate to:

Name
    -----------------------------------
              (PLEASE PRINT)

Address
       --------------------------------

---------------------------------------
              (ZIP CODE)

                                PAYMENT ELECTION

[ ]  AUSTRALIAN DOLLAR PAYMENT ELECTION.  CHECK BOX ONLY IF YOU WISH TO RECEIVE
     ----------------------------------
     ALL (BUT NOT PART) OF THE AMOUNT OF CASH CONSIDERATION TO BE PAID BY A CHECK IN AUSTRALIAN DOLLARS. IF YOU DO CHECK THIS BOX YOU WILL RECEIVE PAYMENT BY A CHECK IN AUSTRALIAN DOLLARS AND THE U.S. DEPOSITARY WILL ARRANGE FOR THE CONVERSION OF THE U.S. DOLLARS AMOUNTS PAYABLE TO YOU TO AUSTRALIAN DOLLARS AT THE EXCHANGE RATE OBTAINABLE BY THE U.S. DEPOSITARY ON THE SPOT MARKET IN NEW YORK AT APPROXIMATELY NOON (NEW YORK TIME) ON THE DATE THE CASH CONSIDERATION IS MADE AVAILABLE BY THE PURCHASER TO THE U.S. DEPOSITARY FOR DELIVERY TO THE RELEVANT HOLDER OF ADSS.

     IF YOU DO NOT MAKE ANY PAYMENT ELECTION AND THE BOX ABOVE IS LEFT BLANK, YOU WILL RECEIVE ALL (BUT NOT PART) OF THE AMOUNT OF CASH CONSIDERATION TO BE PAID BY CHECK IN UNITED STATES DOLLARS.


                                   SIGN HERE
   AND COMPLETE SUBSTITUTE FORM W-9 OR W-8, AS APPROPRIATE,  INCLUDED HEREIN


_______________________________________________________________________________

_______________________________________________________________________________
                           (SIGNATURE(S) OF OWNER(S))

Date: _____________________________________________________________ 1997

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) evidencing the ADS(s) or by person(s) to whom ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s)
       ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (full title)
                     ----------------------------------------------------------
Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              -------------------------------------------------
Tax Identification or
Social Security No.
                   ------------------------------------------------------------
              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                    -----------------------------------------------------------
Name
    ---------------------------------------------------------------------------
                              (PLEASE TYPE OR PRINT)

Title
     --------------------------------------------------------------------------
Name of Firm
            -------------------------------------------------------------------

Address
       ------------------------------------------------------------------------

Area Code and Telephone No.
                           ----------------------------------------------------

Dated:
      -------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the ADSs evidenced by ADRs (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of ADSs evidenced by ADRs) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof or (ii) if such ADSs evidenced by ADRs are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. Delivery of Letter of Transmittal and ADRs. This Letter of Transmittal is to be completed either if ADRs evidencing ADSs are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. ADRs evidencing ADSs or confirmation of a book-entry transfer of such ADSs into the U.S. Depositary's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees and any other documents required by this Letter of Transmittal, must be delivered to the U.S. Depositary at one of its addresses set forth herein.

     ADS holders whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the U.S. Depositary or complete the procedure for book-entry transfer prior to the Expiration Date may accept the Offer with respect to their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set out in "Procedures for Tendering Shares and ADSs--Valid Tender of ADSs-- Guaranteed Delivery" in Section 2 to the Offer to Purchase. Pursuant to the guaranteed delivery procedure: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the U.S. Depositary prior to the Expiration Date; and (c) the ADRs evidencing the ADSs in respect of which the Offer is being accepted (or, in the case of ADSs held in book-entry form, timely confirmation of the book-entry transfer of such ADSs into the U.S. Depositary's account at a Book-Entry Transfer Facility as described in the Offer to Purchase) together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee any other documents required by this Letter of Transmittal, are received by the U.S. Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. For these purposes, a "business day" is any day on which the New York Stock Exchange is open for business.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, ADR CERTIFICATES, AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE HOLDERS OF ADSS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. DEPOSITARY. IF DELIVERY IS BY MAIL, PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY WITHIN THE PERMITTED TIME PERIOD. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2 OF THIS LETTER OF TRANSMITTAL, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. DEPOSITARY.

     No alternative, conditional or contingent tenders will be accepted and no fractional ADR certificates will be purchased. All tendering holders of ADSs, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their ADR certificates for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of ADSs should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. (Not applicable to book-entry transfers.) If the Offer is to be accepted in respect of less than all of the ADSs evidenced by any ADRs delivered to the U.S. Depositary herewith, fill in the number of ADSs which are to be tendered in the box entitled "Description of ADSs to be Tendered". In such case, new certificate(s) for the remainder of the ADSs that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the date on which the ADSs in respect of which the Offer has been made are purchased. All ADSs delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the ADSs evidenced by ADRs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered ADSs evidenced by ADRs are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the ADSs evidenced by ADRs listed and transmitted hereby, no endorsement of certificates or separate stock powers is required unless payment or certificates for ADSs evidenced by ADRs not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the ADSs evidenced by ADRs listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6 of this Letter of Transmittal, the Purchaser will pay or cause to be paid any stock transfer taxes and stamp duty with respect to the transfer and sale of purchased ADSs evidenced by ADRs to it or its order pursuant to the Offer. If payment of the purchase price is to be made, or if certificates for ADSs evidenced by ADRs not tendered or purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) and stamp duty payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6 OF THIS LETTER OF TRANSMITTAL, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS AND STAMP DUTY TO BE AFFIXED TO THE ADRS LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check and/or certificates for unpurchased ADSs evidenced by ADRs are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of ADSs evidenced by ADRs tendering certificates by book-entry transfer may request that ADSs evidenced by ADRs not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such ADSs evidenced by ADRs not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Australian Dollar Payment Election. If the check for the purchase price is to be issued in Australian dollars, please check the box marked "Australian Dollars Payment Election". If an election is not made, a tendering holder of ADSs will receive payment in United States dollars. If an election to receive Australian dollars is made, all US dollars amounts payable pursuant to the Offer will be converted by the U.S. Depositary into Australian dollars at the exchange rate obtainable by the relevant payment agent on the spot market in New York at approximately noon (New York time) on the date the cash consideration is made available by the Purchaser to the U.S. Depositary for delivery to the relevant holder of ADSs.

     9. Requests for Assistance or Additional Copies. Requests for assistance may be directed in the United States to the Dealer Managers or the Information Agent or in Australia to the Financial Advisors. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained in the United States from the Dealer Manager or the Information Agent or in Australia from the Financial Advisors or from your broker, dealer, commercial bank or trust company.

     10. Waiver of Conditions. Subject to compliance with applicable law, the Purchaser reserves the right (but shall not be obligated) to waive any or all conditions of the Offer. See Sections 1 and 14 of the Offer to Purchase.

     11. Substitute Forms W-9 and W-8. Each tendering holder of ADSs evidenced by ADRs is required to provide the U.S. Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Tax Identification Number and Backup Withholding" below, and to certify under penalties of perjury, that such number is correct and that such holder is not subject to backup withholding of federal income tax. If a tendering holder of ADSs evidenced by ADRs has been notified by the Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item
(2) of the Certification box of the Substitute Form W-9, unless such holder has since been notified by the Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of 31% federal income tax at the rate of 31% with respect to any payments received pursuant to the Offer. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the U.S. Depositary is not provided with a TIN within 60 days it will withhold 31% on all payments of the purchase price to such holder until a TIN is provided to the U.S. Depositary.

     Certain exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must complete the Form W-8 below.

     12. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing ADSs evidenced by ADRs has been lost, destroyed or stolen, the holder should promptly notify the U.S. Depositary. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     13. Holders of Shares Not Represented by ADSs. Holders of Shares have been sent an Acceptance and Transfer Form with the Offer to Purchase and may not accept the Offer in respect of Shares pursuant to this Letter of Transmittal except insofar as those shares are represented by ADSs. If any holder of Shares which are not represented by ADSs needs to obtain additional copies of the Acceptance and Transfer Form, such holder should contact, in the United States, the Dealer Managers or the Information Agent or, in Australia, the Registry or the Financial Advisors at their respective addresses set forth in the Offer to Purchase. See Section 2 of the Offer to Purchase.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH HEREIN PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

     U.S. Holders.  Federal income tax law generally requires that a holder that
     -------------
is a United States person (generally, a citizen or resident of the United States) whose tendered ADSs are accepted for purchase pursuant to the Offer provide the US Depositary with his correct Taxpayer Identification Number ("TIN"), which, in the case of a holder who is an individual, is his social security number. If the US Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering holder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding.

     If you do not have a TIN, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the U.S. Depositary within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

     If the ADS is held in more than one name or is not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Registered Holder should write "Exempt" in part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions.

     Foreign Holders.  In order for a holder that is not a United States person
     ---------------
to qualify for exemption from backup withholding, such holder must complete and submit to the U.S.Depositary the "Substitute Form W-8" set forth herein, certifying that the holder is not (i) a United States citizen or resident, corporation, partnership, estate, or trust; (ii) an individual who has been, or plans to be, present in the United States for a total of 183 days or more during the calendar year, or (iii) engaged, nor plan to be engaged during the year, in a trade or business in the United States with which gains from the sale of the Securities are effectively connected.

     If backup withholding occurs as a result of a foreign holder's failure to provide the U.S. Depositary with a properly executed Substitute Form W-8, such holder may get a refund of the amount withheld by filing Internal Revenue Service Form 1040NR ("U.S. Non-resident Alien Income Tax Return"). Such form may be obtained from the Internal Revenue Service Center, Philadelphia, PA 19255.

                                 PAYOR'S NAME:

-----------------------------------------------------------------------------------------------------------------
                                    Part 1 - PLEASE PROVIDE YOUR TIN         TIN _______________________________
                                    IN THE BOX AT RIGHT AND CERTIFY                (Social Security Number or
                                    BY SIGNING AND DATING BELOW                 Employer Identification Number)
        SUBSTITUTE
                                    --------------------------------------------------------------------------------
         FORM W-9                    Part 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE
                                     "EXEMPT HERE
      Department of                  (SEE INSTRUCTIONS) ______________________________________________________
       the Treasury                 --------------------------------------------------------------------------------
         Internal                    Part 3 - CERTIFICATION.  UNDER PENALTIES OF PERJURY, I CERTIFY THAT
     Revenue Service                 (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been
   Payor's Request for               notified by the Internal Revenue Service (the "IRS") that I am subject to
 Taxpayer Identification             backup withholding as a result of a failure to report all interest or
      Number ("TIN")                 dividends or (c) the IRS has notified me that I am no longer subject to
    and Certification                backup withholding.

                                     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT
                                     TO ANY PROVISION OF THE DOCUMENT OTHER THAN THE
                                     CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                     SIGNATURE __________________________________   DATE _______________________
--------------------------------------------------------------------------------------------------------------------

You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                      IN PART 1 OF THE SUBSTITUTE FORM W-9


-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an applicable in the near future). I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the Payor is required to withhold 31 percent of all cash payments made to me thereafter until I provide a number.

--------------------------------------------           -----------------------
            Signature                                           Date
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

===================================================================================================================================

  SUBSTITUTE                  Name of owner (if joint account, also give joint owner's name)   U.S. taxpayers identification number
  FORM W-8
                              -----------------------------------------------------------------------------------------------------
Department of the Treasury    Permanent address (see specific instructions) (include apartment or suite no.
 Internal Revenue Service
                              -----------------------------------------------------------------------------------------------------
Certificate of  Foreign       City, Province or state, postal code and country
      Status
                              -----------------------------------------------------------------------------------------------------
                                      Certification - Under penalties of perjury, I certify that:

                                      ---------------------------------------------------------------------------------------------

                                           I am not (i) a United States citizen or resident, corporation, partnership, estate, or trust; (ii) an individual who has been, or plans to be, present in the United States for a total of 183 days or more during the calendar year, or (iii) engaged, nor plan to be engaged during the year, in a trade or business in the United States with which gains from the sale of the Securities are effectively connected.

             Please Sign Here              -------------------------------------------------------------------------------
                                                       Signature                                        Date
===================================================================================================================================


NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 OR W-8 ABOVE MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL INFORMATION.

  Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Managers as set forth below:

          The Information Agent for the Offer in the United States is:

                   MACKENZIE PARTNERS, INC. 156 Fifth Avenue
                           New York, New York, 10010
                         (212) 929-5500 (call collect)
                                       or
                         call toll-free (800) 322-2885

        The Financial Advisors to United States Filter Corporation are:

                MERRILL LYNCH & CO.                          SALOMON BROTHERS INC
 MERRILL LYNCH INTERNATIONAL (AUSTRALIA) LIMITED.     SALOMON BROTHERS AUSTRALIA LIMITED
               Level 49, MLC Centre                      Level 26, Castlereagh Centre
                19-29 Martin Place                           9 Castlereagh Street
                  Sydney NSW 2000                              Sydney NSW 2000

                          CALL TOLL-FREE 1800 624 145

          The Dealer Managers for the Offer in the United States are:


        MERRILL LYNCH & CO.                         SALOMON BROTHERS INC
 Merrill Lynch World Headquarters                 Seven World Trade Center
            North Tower                           New York, New York, 10048
      World Financial Center                    (212) 783-7100 (call collect)
   New York, New York 10281-1305
   (212) 449-8209 (call collect)